UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 13, 2023

ENVIRO TECHNOLOGIES U.S., INC.
(Exact name of registrant as specified in its charter)

Florida	000-30454	82-0266517
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

408 State Hwy 135N, Kilgore, Texas	75662
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	903-392-0948

________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 17, 2023, Enviro Technologies U.S., Inc. (the “Company”) filed Articles of Amendment to its Articles of Incorporation (the “Articles of Amendment”) with the Secretary of State of the State of Florida to effectuate a 4-for-1 forward stock split of the Company’s issued and outstanding common stock. Pursuant to a unanimous written consent of the Company’s board of directors, the only change reflected in the Articles of Amendment is an increase in the authorized number of shares of common stock of the Company from 250,00,000 shares to 1,000,000,000 shares in connection with the Company’s 4-for-1 forward stock split. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01          Other Events.

On January 13, 2022, the Company completed its 4-for-1 forward stock split to shareholders of record as of the close of business on December 30, 2022. On January 17, 2022, the Company issued a press release announcing the completion of the 4-for1 stock split and its stock began trading at the split-adjusted price at the market open on January 17, 2023. After giving effect to the issuance of shares pursuant to the 4-for-1 stock split, the Company has 78,268,332 shares of common stock outstanding as of January 17, 2023. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation effective January 17, 2023
99.1	Press release, dated January 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRO TECHNOLOGIES U.S., INC.

Date: January 17, 2023	By: /s/ Jimmy R. Galla
Jimmy R. Galla, Chief Executive Officer and Chief Financial Officer